Shareholders' Equity	12 Months Ended
Dec. 31, 2021
Shareholders' Equity
Shareholders' Equity

13.Shareholders’ Equity

On May 7, 2021, the Company completed its IPO on the NYSE. 9,709,620 ADS representing 970,962 Class A ordinary shares were sold at $7.25 per ADS, or $72.5 per share. Net proceeds from the IPO including underwriter options after deducting underwriting discount and offering expenses were approximately RMB383.2 million (US$60.1 million). The deferred IPO costs were recorded as a reduction of the proceeds received from the IPO in the shareholders’ (deficit) equity.

Upon completion of the Company’s IPO on May 7, 2021, ordinary shares were re-designated on a one-for-one basis into 5,199,179 Class A ordinary shares and 4,840,000 Class B ordinary shares, respectively.

On November 3, 2021, the Company consummated the private placement investment and issued (i) 472,583 Class A ordinary shares to the PIPE Investors, and (ii) PIPE Warrants to the PIPE Investors to purchase up to 4,725,830 ADSs representing 472,583 Class A ordinary shares, at an exercise price of US$5.30 per ADS (or US$5.30 per 0.1 of a Class A ordinary share) and (iii) PA Warrants to four designees of the Placement Agent to purchase up to 354,440 ADSs representing 35,444 Class A ordinary shares, at an exercise price of US$6.625 per ADS (or $6.625 per 0.1 of a Class A ordinary share), as part of the compensation to the Placement Agent for their services to us pursuant to certain engagement letter between the Company and the Placement Agent. Net proceeds from the private placement was RMB135.8 million (US$21.3 million).